                          Van Kampen American Capital

                                U.S. GOVERNMENT
                               TRUST FOR INCOME





                              Semi-Annual Report
                                March 31, 1998





                            [PICTURE APPEARS HERE]





         ----- A Wealth of Knowledge . A Knowledge of Wealth(SM) -----
                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents


          Letter to Shareholders..................................   1
          Performance Results.....................................   3
          Glossary of  Terms......................................   4
          Portfolio Management Review.............................   5
          Portfolio Highlights....................................   7
          Portfolio of Investments................................   8
          Statement of Assets and Liabilities.....................  10
          Statement of Operations.................................  11
          Statement of Changes in Net Assets......................  12
          Financial Highlights....................................  13
          Notes to Financial Statements...........................  16




          GTI SAR 3/98

                            Letter to Shareholders

[PHOTO]

Dennis J. McDonnell and Don G. Powell

April 22, 1998

Dear Shareholder,
     The new year ushered in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997, signed into law by President Clinton in August, creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll work with you to locate the many benefits hidden among the changing tax landscape.

Economic Overview
     The nation's economic report card continues to register nearly perfect grades. Growth is strong, unemployment is low, the budget is headed for surplus, and the dollar is rising around the world. With the economy running on all cylinders, consumer confidence is near a 30-year high.
     Despite the strength in the economy, inflation remained under control. The producer price index actually fell by 1.4 percent during the 12 months through March. Inflation at the consumer level also was virtually nonexistent, with the consumer price index rising by only 1.5 percent during the same period. A strong dollar, falling energy prices, and significant productivity gains helped offset inflationary pressures caused by rising wages.
     The Federal Reserve Board left monetary policy unchanged over the six-month reporting period. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.
     As the reporting period ended, there was little evidence that the Asian crisis had significantly impacted the U.S. economy. The nation's total output of goods and services (gross domestic product) grew at a rate of 3.9 percent in the fourth quarter of 1997, and jobs remained abundant. While profit growth was decelerating from the strong pace of a year earlier, many companies reported earnings that were better than expected. A modest pickup in bond yields beginning in mid-January

                                                           Continued on page two
indicated that global investors were increasingly confident that the U.S. economy would escape significant damage from the slowdown in Asia.

Market Overview
     Aided by benign inflation at home and an economic crisis overseas, the government securities market posted solid returns. During the six months ended in March, the Merrill Lynch Intermediate-Term Government Index returned 3.84 percent.
     A global "flight to quality" amid the turmoil in Asia pushed long-term interest rates sharply lower during the last three months of 1997. The yield on the 30-year Treasury declined from 6.39 percent at the end of September to 5.66 percent in mid-January as global investors sought safety in the highly liquid Treasury market. Demand for fixed-income securities also increased as investors came to believe that fallout from the Asian crisis would slow the U.S. economy enough to keep inflation from rising. But domestic economic growth remained strong through the first quarter of 1998, and yields on long-term Treasury bonds rebounded to close the reporting period at 5.93 percent.

Outlook
     The fixed-income market in the United States remains caught between two conflicting forces. On one hand, the deepening recession in Asia is still likely to exert at least a mild drag on economic growth. On the other hand, the domestic economy is thriving on low unemployment, rising wages, and record-high consumer confidence.
     As the reporting period ended, the battle between these two opposing forces was far from resolved. Although the U.S. economy has escaped serious harm from the Asian fallout, it is reasonable to expect some slowdown in growth in the months ahead as the export market shrinks and falling import prices provide difficult competition. Such a scenario is bullish for bonds.
     However, consumers remain flush with cash and are in a spending mood, thereby providing further fuel to an economy that is already testing the upper limits of sustainable growth. We expect that uncertainties over the eventual resolution of this conflict could result in mild upward pressure on long-term interest rates in the near term.
     Given the low inflation figures in the United States, we believe that the Federal Reserve will leave interest rates unchanged, at least until the situation in Asia stabilizes. Once the foreign crisis passes, we expect the Fed will react to any acceleration in reported inflation by raising interest rates. As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to talk with your financial adviser about how the tax changes can work to your benefit.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                         /s/ Dennis J. McDonnell
--------------------                      ---------------------------
Don G. Powell                             Dennis J. McDonnell
Chairman                                  President
Van Kampen American Capital               Van Kampen American Capital
Asset Management, Inc.                    Asset Management, Inc.

            Performance Results for the Period Ended March 31, 1998

         Van Kampen American Capital U.S. Government Trust for Income


                                               A Shares    B Shares    C Shares
Total Returns
Six-month total return based on NAV/1/.......    3.79%       3.29%      3.29%
Six-month total return/2/....................   (1.16%)     (0.71%)     2.29%
One-year total return/2/.....................    4.70%       5.01%      8.01%
Five-year average annual total return/2/.....    4.01%       4.00%        N/A
Life-of-Fund average annual total return/2/..    4.62%/3/    4.73%/3/   4.15%/3/
Commencement Date............................   10/06/92    10/06/92   04/12/93

Distribution Rate and Yield

Distribution Rate/4/.........................    6.43%       6.03%       6.03%
SEC Yield/5/.................................    4.15%       3.58%       3.58%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the period end.

/4/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/5/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31,1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or Instrumentalities. The government backing applies only to the timely payment of principal and interest on specific securities in the Fund's portfolio, not to the shares of the Fund.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms


Basis point:
     A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it would be a 35 basis point move.

Duration:
     A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when decline.

Federal funds rate:
     The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (Fed):
     A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to regulate the flow of money and credit.

Inflation:
     An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services .

Mortgage-backed securities:
     Securities backed by pools of similar mortgages. Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

Net asset value:
     The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets of the portfolio and dividing this amount by the number of shares outstanding. The NAV is calculated daily, based on the closing market price for each security in the fund's portfolio.

Yield:
     The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

Yield curve:
     A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, which often reflects a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          Portfolio Management Review

         Van Kampen American Capital U.S. Government Trust for Income


We recently spoke with the management team of the Van Kampen American Capital U.S. Government Trust for Income about the key events and economic forces that shaped the markets during the past six months. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended March 31, 1998.

Q What were the significant changes in the market during the reporting period?

A A combination of several opposing forces influenced the market during this six-month period. First and foremost, stock and currency markets in
Southeast Asia remained under intense pressure, which fueled investors' concerns that a slowdown in exports to Asia might negatively affect the U.S. economy. On the other hand, strong job growth and a record-low unemployment rate in the United States supported an increase in consumer and economic activity, indicating that the domestic economy might dodge the effects of overseas turmoil. Although this level of ongoing economic strength might normally precipitate some type of intervention from the Federal Reserve Board, short-term rates were unchanged thanks in part to continued low inflation.

     These factors propelled a generally favorable bond market for the first part of the period, as yields fell through the latter part of January. As measured by the benchmark five-year Treasury, yields dropped to 5.21 percent at the beginning of 1998, the lowest yield since February 1996. In the last few months of the period, however, the market began to retreat, and the five-year Treasury ended the period at 5.62 percent.

Q The Fund invests primarily in mortgage-backed securities and Treasuries. How were these sectors affected by general market conditions?

A Overall, we had to contend with a marketplace motivated by wildly conflicting swings and psychologies. Throughout the period, both mortgage yield spreads and the Treasury yield curve experienced some dramatic shifts. Due to record-low interest rates, a large percentage of outstanding mortgage loans were refinanced, which created some concern in the mortgage-backed securities market. Fears of increased prepayment risk caused mortgage yield spreads to widen dramatically.

     Similarly, the yield curve between two- and ten-year Treasuries changed considerably during the period, tightening from 32 basis points in late September to three basis points late December. When market watchers grew concerned that the Asian turmoil might inspire a reaction from the Fed, the market rallied decisively, bringing the yield curve back to more normal levels.

Q Considering these factors, how did you position the U.S. Government Trust for Income?

A First, we responded by adjusting the Fund's duration. We began the period with a duration of 4.0 years in September, increasing it slightly in the following month to 4.3 years. This move reflected our optimistic outlook on the market at the time, which proved to be appropriate in light of the bond market's bull run through January. In February, we revised our outlook as the market retreated, signaling that a more defensive perspective might be prudent. As a result, we shortened the duration to 3.8 years, where it remains today. This slightly bearish position lines up with our view that current conditions should allow the economy's strength to continue unfettered.

     Next, we examined the mix of Treasury securities and mortgage-backed securities held in the Fund's portfolio. Early in the period, the Fund held a lower percentage of mortgage-backed securities due to a perception of risk in the mortgage market. As spreads fluctuated during the period, we found value in this area and subsequently reduced the Fund's Treasury position in favor of mortgage-backed securities. Within the Fund's Treasury holdings, we sought to benefit from the flattening yield curve by exchanging five- and ten-year Treasuries for a combination of two- and thirty-year securities. This reflected our perception that the curve was so flat that very little advantage could be found by investing in the middle of the curve. Although Fed action might further flatten the yield curve, we don't see signs that any action is imminent. For additional Fund portfolio highlights, please refer to page seven.


Q    How did the Fund perform during the reporting period?

A For the six-month period ended March 31, 1998, the U.S. Government Trust for Income generated a total return of 3.79 percent/1/ (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 6.43 percent/4/, based upon the maximum offering price of $8.63 as of March 31, 1998, and a monthly dividend of $0.04625 per Class A share. By comparison, the Merrill Lynch Intermediate-Term Government Index posted a total return of 3.84 percent for the same period. This broad-based index measures the market performance of government securities with matu-rities between one and ten years. Please keep in mind that this index does not reflect any commissions that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.

Q    What is your market outlook for the months ahead?

A In the near term, we expect the bond market to remain under pressure. It is possible that long-term rates, as measured by 30-year Treasuries, could move back up to 6.0 percent, driven by investors' concerns about the strong pace of the domestic economy. In terms of the Asian situation, we think more time is needed to ascertain whether additional shockwaves will upset our economy. In spite of the economy's resiliency, we don't believe that we are immune to shocks from overseas markets, and it's evident that Japan's woes are far from over. However, today's economic conditions make it difficult to imagine that the Fed will intervene before the third quarter.

     With strong consumer confidence, insignificant inflation, and low interest rates, the housing sector continues to forge ahead. Additionally, high employment rates and decent wage gains make housing affordable as well as attractive. Taking these factors into consideration, we are comfortable with the Fund's portfolio allocation and slightly cautious position. We will continue to monitor the market for changes and respond accordingly.



/s/ Peter W. Hegel                             /s/ Ted V. Mundy
Peter W. Hegel                                 Ted V. Mundy
Chief Investment Officer                       Portfolio Manager
Fixed Income Investments


                                       6      Please see footnotes on page three

                             Portfolio Highlights

         Van Kampen American Capital U.S. Government Trust for Income

Coupon Distribution as of March 31, 1998

                           [BAR GRAPH APPEARS HERE]

                   Percentage of
               Long-Term Investments
5-5.99  6-6.99  7-7.99  8-8.99  9-9.99  10 or More

 6.6%   26.2%    9.6%   14.7%   14.6%     28.3%
                    Coupon Rate

Portfolio Composition by Sector as a Percentage of Long-Term Investments

As of March 31, 1998
[ ] GNMA...........................  10.0%
[ ] FNMA...........................  11.7%
[ ] Treasury/Agency................  50.9%      [PIE CHART APPEARS HERE]
[ ] CMO............................   8.5%
[ ] FHLMC..........................  12.3%
[ ] Asset-Backed Securities........   6.6%

As of September 30, 1997
[ ] GNMA...........................  15.7%
[ ] FNMA...........................  11.3%
[ ] Treasury/Agency................  58.3%      [PIE CHART APPEARS HERE]
[ ] CMO............................   9.3%
[ ] FHLMC..........................   5.4%

Duration

           As of March 31, 1998    As of September 30, 1997
Duration        3.8 years                 4.0 years

-------------------------------------------------------------------------------------------------------------
                                          Portfolio of Investments
-------------------------------------------------------------------------------------------------------------
                                         March 31, 1998 (Unaudited)
=============================================================================================================
Par
Amount                                                                                                 Market
(000)     Description                                      Coupon                  Maturity             Value
-------------------------------------------------------------------------------------------------------------
          Asset-Backed Securities 6.0%
$ 9,824   Pacific America Home Equity Loan.............     5.950%                 12/25/27     $   9,817,604
                                                                                                -------------
          Collateralized Mortgage Obligations 7.7%
  1,638   Capstead Mortgage CMO,
          Series 93-2CA3...............................     9.670                  08/25/23         1,655,030
  3,602   Prudential Home Mortgage Securities,
          Series 93-23A7...............................    10.000                  06/25/08         3,716,275
  7,166   Salomon Brothers Mortgage Securities,
          Series 93-5A3................................     7.360                  10/25/03         7,213,290
                                                                                                -------------
                Total Collateralized Mortgage Obligations..................................        12,584,595
                                                                                                -------------
          United States Government Agency Obligations 30.8%
  9,278   Federal Home Loan Mortgage Corp.
          Gold 30 Year Pool............................     6.500      02/01/26 to 05/01/26         9,188,815
  9,001   Federal Home Loan Mortgage Corp.
          Certificate Series 92-Fb.....................     6.025                  09/15/27         8,998,946
  8,608   Federal National Mortgage Association
          CMO, Series 94-87F...........................     6.575                  03/25/09         8,646,073
  6,880   Federal National Mortgage Association
          15 Year Pool.................................     7.000                  10/01/09         7,033,974
  1,611   Federal National Mortgage Association
          Pool.........................................     8.500      01/01/22 to 09/01/24         1,686,528
  4,253   Government National Mortgage
          Association Pool.............................     8.000      11/15/21 to 08/15/24         4,421,754
  5,176   Government National Mortgage
          Association Pool.............................     8.500                  12/15/17         5,550,063
  4,519   Government National Mortgage
          Association Pool.............................     9.000      03/15/18 to 12/15/19         4,904,422
                                                                                                -------------
                Total United States Government Agency Obligations..........................        50,430,575
                                                                                                -------------
          United States Treasury Obligations 46.2%
  8,500   United States Treasury Bonds (a).............    10.750                  08/15/05        11,014,215
 11,000   United States Treasury Bonds (a).............     6.625                  02/15/27        11,935,330
 10,000   United States Treasury Notes.................     8.875                  11/15/98        10,201,700
 14,500   United States Treasury Notes (a).............     9.125                  05/15/99        15,058,105
 22,000   United States Treasury Notes (a).............    11.625                  11/15/02        27,270,540
                                                                                                -------------
                Total United States Treasury Obligations...................................        75,479,890
                                                                                                -------------
Total Long-Term Investments 90.7%
  (Cost $148,978,134)......................................................................       148,312,664

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                          March 31, 1998 (Unaudited)
================================================================================

                                                                                           Market
Description                                                                                 Value
-------------------------------------------------------------------------------------------------
Repurchase Agreement 8.9%
  DLJ Mortgage Acceptance Corp. ($14,605,000  par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/98, to be sold on
  04/01/98 at $14,607,373).......................................................    $ 14,605,000
                                                                                     ------------
Total Investments 99.6%
  (Cost $163,583,134)............................................................     162,917,664
Other Assets in Excess of Liabilities 0.4%.......................................         712,215
                                                                                     ------------
Net Assets 100.0%................................................................    $163,629,879
                                                                                     ============

(a) Assets segregated as collateral for open futures and forwards transactions.


                                       9       See Notes to Financial Statements

                      Statement of Assets and Liabilities
                          March 31, 1998 (Unaudited)
================================================================================


Assets:
Total Investments (Cost $163,583,134)...........................   $162,917,664
Cash............................................................          2,746
Receivables:
  Interest......................................................      2,620,098
  Investments Sold..............................................        515,884
  Fund Shares Sold..............................................         24,913
  Other.........................................................         37,213
Other...........................................................         15,764
                                                                   ------------
       Total Assets.............................................    166,134,282
                                                                   ------------
Liabilities:
Payables:
    Fund Shares Repurchased.....................................        647,142
    Income Distributions........................................        572,621
    Investments Purchased.......................................        563,934
    Distributor and Affiliates..................................        233,177
    Investment Advisory Fee.....................................         83,949
    Variation Margin on Futures.................................          1,266
Forward Commitments.............................................        288,624
Accrued Expenses................................................         59,355
Trustees' Deferred Compensation and Retirement Plans............         54,335
                                                                   ------------
    Total Liabilities...........................................      2,504,403
                                                                   ------------
Net Assets......................................................   $163,629,879
                                                                   ============
Net Assets Consist of:
Capital.........................................................   $213,266,305
Accumulated Distributions in Excess of Net Investment Income....        (25,623)
Net Unrealized Depreciation.....................................       (950,143)
Accumulated Net Realized Loss...................................    (48,660,660)
                                                                   ------------
Net Assets......................................................   $163,629,879
                                                                   ============
Maximum Offering Price Per Share:
 Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $40,182,305 and 4,886,921 shares of
    beneficial interest issued and outstanding).................   $       8.22
    Maximum sales charge (4.75%* of offering price).............            .41
                                                                   ------------
    Maximum offering price to public............................   $       8.63
                                                                   ============
 Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $110,829,025 and 13,491,644 shares of
    beneficial interest issued and outstanding).................   $       8.21
                                                                   ============
 Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,618,549 and 1,536,095 shares of
    beneficial interest issued and outstanding).................   $       8.21
                                                                   ============
*On sales of $100,000 or more, the sales charge will be reduced.


                                10             See Notes to Financial Statements

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------
              For the Six Months Ended March 31, 1998 (Unaudited)
================================================================================

Investment Income:
Interest..........................................................................  $ 6,551,887
Other.............................................................................      284,509
                                                                                    -----------
      Total Income................................................................    6,836,396
                                                                                    -----------

Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $45,978,
  $586,803 and $65,443, respectively).............................................      698,224
Investment Advisory Fee...........................................................      506,501
Shareholder Services..............................................................      167,639
Custody...........................................................................       10,738
Trustees' Fees and Expenses.......................................................       10,222
Legal.............................................................................        9,646
Other.............................................................................      131,845
                                                                                    -----------
      Total Expenses..............................................................    1,534,815
                                                                                    -----------
Net Investment Income.............................................................  $ 5,301,581
                                                                                    ===========

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.....................................................................  $   440,656
  Futures.........................................................................     (158,045)
  Forward Commitments.............................................................      845,995
                                                                                    -----------
Net Realized Gain.................................................................    1,128,606
                                                                                    -----------

Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................................     (410,480)
                                                                                    -----------
  End of the Period:
    Investments...................................................................     (665,470)
    Futures.......................................................................        3,951
    Forward Commitments...........................................................     (288,624)
                                                                                    -----------
                                                                                       (950,143)
                                                                                    -----------
Net Unrealized Depreciation During the Period.....................................     (539,663)
                                                                                    -----------
Net Realized and Unrealized Gain..................................................  $   588,943
                                                                                    ===========
Net Increase in Net Assets From Operations........................................  $ 5,890,524
                                                                                    ===========

                                      11       See Notes to Financial Statements


                                    Statement of Changes in Net Assets

                                For the Six Months Ended March 31, 1998 and

                               the Year Ended September 30, 1997 (Unaudited)

===========================================================================================================
                                                                      Six Months Ended           Year Ended
                                                                        March 31, 1998   September 30, 1997
-----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................................  $  5,301,581         $ 12,258,038
Net Realized Gain/Loss..................................................     1,128,606           (2,095,870)
Net Unrealized Appreciation/Depreciation During the Period..............      (539,663)           3,772,798
                                                                          ------------         ------------
Change in Net Assets from Operations....................................     5,890,524           13,934,966
                                                                          ------------         ------------

Distributions from Net Investment Income:
  Class A Shares........................................................    (1,292,820)          (2,842,739)
  Class B Shares........................................................    (3,531,901)          (8,230,537)
  Class C Shares........................................................      (394,172)            (961,509)
                                                                          ------------         ------------

                                                                            (5,218,893)         (12,034,785)
                                                                          ------------         ------------

Net Change in Net Assets
  from Investment Activities............................................       671,631            1,900,181
                                                                          ------------         ------------

From Capital Transactions:
Proceeds from Shares Sold...............................................    11,865,821            7,421,625
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................................................     2,034,154            4,910,254
Cost of Shares Repurchased..............................................   (24,691,037)         (55,107,596)
                                                                          ------------         ------------

Net Change in Net Assets
  from Capital Transactions.............................................   (10,791,062)         (42,775,717)
                                                                          ------------         ------------

Total Decrease in Net Assets............................................   (10,119,431)         (40,875,536)

Net Assets:
Beginning of the Period.................................................   173,749,310          214,624,846
                                                                          ------------         ------------

End of the Period (including accumulated distributions in
  excess of net investment income of $25,623 and $108,311,
  respectively).........................................................  $163,629,879         $173,749,310
                                                                          ============         ============

                                       12      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================


                                                      Six Months         Year Ended September 30,
                                                           Ended    -----------------------------------
Class A Shares                                    March 31, 1998      1997     1996     1995       1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............  $ 8.193    $8.108   $ 8.38   $ 8.17   $   9.26
                                                         -------    ------   ------   ------   --------
     Net Investment Income.............................     .283      .567     .565      .63        .67
     Net Realized and Unrealized Gain/Loss.............     .024      .073    (.274)     .23    (1.0085)
                                                         -------    ------   ------   ------   --------
Total from Investment Operations.......................     .307      .640     .291      .86     (.3385)
                                                         -------    ------   ------   ------   --------
Less:
     Distributions from Net Investment Income..........     .278      .555     .563     .645       .674
     Distributions from Net Realized Gain..............      -0-       -0-      -0-     .005      .0775
                                                         -------    ------   ------   ------   --------
Total Distributions....................................     .278      .555     .563      .65      .7515
                                                         -------    ------   ------   ------   --------
Net Asset Value, End of the Period.....................  $ 8.222    $8.193   $8.108   $ 8.38   $   8.17
                                                         =======    ======   ======   ======   ========
Total Return (a).......................................     3.79%*    8.09%    3.57%   10.97%     (3.82%)
Net Assets at End of the Period (In millions)..........  $  40.2    $ 38.3   $ 45.2   $ 70.2   $   75.3
Ratio of Expenses to Average Net Assets................     1.23%     1.18%    1.13%    1.09%      1.07%
Ratio of Net Investment Income to Average Net
  Assets...............................................     6.87%     6.95%    6.83%    7.67%      7.89%
Portfolio Turnover.....................................      109%*      82%     282%     262%       122%

*Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.




                                      13       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                      Six Months        Year Ended September 30,
                                                           Ended    -----------------------------------
Class B Shares                                    March 31, 1998      1997     1996     1995       1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............    $ 8.187    $8.104   $ 8.38   $ 8.17   $   9.26
                                                         -------    ------   ------   ------   --------
     Net Investment Income...........................       .251      .505     .504      .57        .61
     Net Realized and Unrealized Gain/Loss...........       .024      .073    (.277)    .228    (1.0205)
                                                         -------    ------   ------   ------   --------
Total from Investment Operations.....................       .275      .578     .227     .798     (.4105)
                                                         -------    ------   ------   ------   --------
Less:
     Distributions from Net Investment Income........       .248      .495     .503     .583       .602
     Distributions from Net Realized Gain............        -0-       -0-      -0-     .005      .0775
                                                         -------    ------   ------   ------   --------
Total Distributions..................................       .248      .495     .503     .588      .6795
                                                         -------    ------   ------   ------   --------
Net Asset Value, End of the Period...................    $ 8.214    $8.187   $8.104   $ 8.38   $   8.17
                                                         =======    ======   ======   ======   ========
Total Return (a).....................................       3.29%*    7.43%    2.70%   10.14%     (4.61%)
Net Assets at End of the Period (In millions)........    $ 110.8   $ 121.7   $150.8   $200.2   $  226.7
Ratio of Expenses to Average Net Assets..............       1.99%     1.94%    1.89%    1.85%      1.82%
Ratio of Net Investment Income to Average Net
  Assets.............................................       6.11%     6.20%    6.08%    6.92%      7.11%
Portfolio Turnover...................................        109%*      82%     282%     262%       122%

*Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


                                       14     See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================


                                                      Six Months         Year Ended September 30,
                                                           Ended   ------------------------------------
Class C Shares                                    March 31, 1998      1997     1996     1995       1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $8.186    $8.104   $ 8.38   $ 8.17   $   9.25
                                                          ------    ------   ------   ------   --------
     Net Investment Income...........................       .250      .503     .502      .57        .63
Net Realized and Unrealized Gain/Loss................       .026      .074    (.275)    .228    (1.0305)
                                                          ------    ------   ------   ------   --------
Total from Investment Operations.....................       .276      .577     .227     .798     (.4005)
                                                          ------    ------   ------   ------   --------
Less:
     Distributions from Net Investment Income........       .248      .495     .503     .583       .602
     Distributions from Net Realized Gain............        -0-       -0-      -0-     .005      .0775
                                                          ------    ------   ------   ------   --------
Total Distributions..................................       .248      .495     .503     .588      .6795
                                                          ------    ------   ------   ------   --------
Net Asset Value, End of the Period...................     $8.214    $8.186   $8.104   $ 8.38   $   8.17
                                                          ======    ======   ======   ======   ========
Total Return (a).....................................       3.29%*    7.43%    2.70%   10.14%     (4.51%)
Net Assets at End of the Period (In millions)........     $ 12.6    $ 13.7   $ 18.6   $ 28.1   $   37.5
Ratio of Expenses to Average Net Assets..............       1.99%     1.94%    1.89%    1.85%      1.82%
Ratio of Net Investment Income to Average Net
  Assets.............................................       6.11%     6.20%    6.08%    6.94%      7.08%
Portfolio Turnover...................................        109%*      82%     282%     262%       122%

*Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                                      15       See Notes to Financial Statements

                         Notes to Financial Statements

                          March 31, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1998, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian

                          March 31, 1998 (Unaudited)
================================================================================

bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At March 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $163,583,134, the aggregate gross unrealized appreciation is $1,623,713 and the aggregate gross unrealized depreciation is $2,573,856, resulting in net unrealized depreciation including open futures transactions and forward commitments of $950,143.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $48,680,382 which will expire between September 30, 2003 and September 30, 2005. Net realized loss differs for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at September 30, 1997.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains , if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

                          March 31, 1998 (Unaudited)
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, of .60% of the Fund's average daily net assets.

     For the six months ended March 31, 1998, the Fund recognized expenses of approximately $9,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended March 31, 1998, the Fund recognized expenses of approximately $22,500 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 1998, the Fund recognized expenses of approximately $125,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan a repayable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

     At March 31, 1998, VKAC owned 5,302 shares each of Classes A and B, respectively, and 53 shares of Class C.

                          March 31, 1998 (Unaudited)
================================================================================

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At March 31, 1998, capital aggregated $51,369,629, $143,410,036 and
$18,486,640 for Classes A, B and C, respectively. For the six months ended March 31, 1998, transactions were as follows:

                                   Shares             Value
===============================================================
Sales:
  Class A......................      815,905      $   6,703,596
  Class B......................      559,536          4,602,282
  Class C......................       67,864            559,943
                                 -----------      -------------
Total Sales....................    1,443,305      $  11,865,821
                                 ===========      =============
Dividend Reinvestment:
  Class A......................       55,171      $     455,152
  Class B......................      168,787          1,391,636
  Class C......................       22,726            187,366
                                 -----------      -------------
Total Dividend Reinvestment....      246,684      $   2,034,154
                                 ===========      =============
Repurchases:
  Class A......................     (659,702)     $  (5,437,221)
  Class B......................   (2,106,051)       (17,360,058)
  Class C......................     (229,285)        (1,893,758)
                                 -----------      -------------
Total Repurchases..............   (2,995,038)     $ (24,691,037)
                                 ===========      =============

                          March 31, 1998 (Unaudited)
================================================================================

     At September 30, 1997, capital aggregated $49,648,102, $154,776,176 and
$19,633,089 for Classes A, B and C, respectively. For the year ended September 30, 1997, transactions were as follows:


                                                        Shares             Value
================================================================================
Sales:
  Class A.......................................       414,895      $  3,387,293
  Class B.......................................       419,235         3,415,948
  Class C.......................................        76,387           618,384
                                                   -----------      ------------
Total Sales.....................................       910,517      $  7,421,625
                                                   ===========      ============

Dividend Reinvestment:
  Class A.......................................       141,435      $  1,152,447
  Class B.......................................       404,778         3,295,398
  Class C.......................................        56,785           462,409
                                                   -----------      ------------
Total Dividend Reinvestment.....................       602,998      $  4,910,254
                                                   ===========      ============

Repurchases:
  Class A.......................................    (1,456,979)     $(11,854,279)
  Class B.......................................    (4,563,587)      (37,123,144)
  Class C.......................................      (753,064)       (6,130,173)
                                                   -----------      ------------
Total Repurchases...............................    (6,773,630)     $(55,107,596)
                                                   ===========      ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                            Contingent Deferred
                                                                Sales Charge
                                                            --------------------
Year of Redemption                                          Class B      Class C
================================================================================
First...........................................              4.00%        1.00%
Second..........................................              4.00%         None
Third...........................................              3.00%         None
Fourth..........................................              2.50%         None
Fifth...........................................              1.50%         None
Sixth and Thereafter............................               None         None

                          March 31, 1998 (Unaudited)
================================================================================

     For the six months ended March 31, 1998, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,700 and CDSC on redeemed shares of approximately $124,400. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $173,284,697 and $187,182,423, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                          March 31, 1998 (Unaudited)
================================================================================

     Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 1998, were as follows:

                                                                       Contracts
================================================================================
Outstanding at September 30, 1997.....................................      125
Futures Opened........................................................    1,630
Futures Closed........................................................   (1,742)
                                                                       --------
Outstanding at March 31, 1998.........................................       13
                                                                       ========


     The futures contracts outstanding as of March 31, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                          Unrealized
                                                                       Appreciation/
                                                        Contracts       Depreciation
====================================================================================
Long Contracts
5-Year U.S. Treasury Note Future, June 1998--
  (Current Notional Value of $108,975 per contract).....        5           $  (881)
Short Contracts
10-Year U.S. Treasury Note Future, June 1998--
  (Current Notional Value of $112,375 per contract).....        8              4,832
                                                          -------           --------
                                                               13           $  3,951
                                                          =======           ========

                          March 31, 1998 (Unaudited)
================================================================================

B. Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/ depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The following forward commitments were outstanding as of March 31, 1998:


                                                                       Unrealized
Par Amount                                           Current        Appreciation/
  (000)            Description                         Value         Depreciation
---------------------------------------------------------------------------------
Long Contracts
$20,000  U.S. T-Note, 5.375%                      $ 19,924,400        $ (95,131)
 10,500  U.S. T-Note, 5.50%                         10,357,568          (98,369)
 10,000  U.S. T-Note, 6.25%                         10,135,650            5,962
  5,000  U.S. T-Note, 7.25%                          5,408,300          (28,419)
  2,800  U.S. T-Note, 8.875%                         3,707,998            1,717
  3,500  FHLMC, 30 Yr., 7.50%                        3,588,043           (3,832)
  6,000  FNMA Balloon, 7 Yr., 6.50%                  6,037,500          (15,000)
  7,000  FNMA Dwarf, 15 Yr., 6.00%                   6,882,995          (33,880)
  5,000  FNMA Dwarf, 15 Yr., 6.50%                   5,008,025          (13,850)
  7,000  GNMA, 7.50%                                 7,178,290          (22,960)
Short Contracts
 10,000  U.S. T-Note, 5.875%                        10,076,550           (1,550)
  5,000  U.S. T-Note, 7.25%                          5,408,300            5,763
  5,000  FHLMC, 30 Yr., 6.50%                        4,951,575           10,925
                                                                     ----------
                                                                     $ (288,624)
                                                                     ==========

6. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1998, are payments retained by VKAC of approximately $509,100.

               Funds Distributed by Van Kampen American Capital


EQUITY FUNDS

Domestic
 MS Aggressive Equity
 VKAC Aggressive Growth
 MS American Value
 VKAC Comstock
 VKAC Emerging Growth
 VKAC Enterprise
 VKAC Equity Income
 VKAC Growth
 VKAC Growth and Income
 VKAC Harbor
 VKAC Pace
 VKAC Real Estate Securities
 MS U.S. Real Estate
 VKAC Utility
 MS Value

International/Global
 MS Asian Growth
 MS Emerging Markets
 MS Global Equity
 MS Global Equity Allocation
 VKAC Global Managed Assets
 MS International Magnum
 MS Latin American

FIXED-INCOME FUNDS

Income
 VKAC Corporate Bond
 MS Global Fixed Income
 VKAC Global Government Securities
 VKAC Government Securities
 VKAC High Income Corporate Bond
 MS High Yield
 VKAC High Yield
 VKAC Limited Maturity Government
 VKAC Short-Term Global Income
 VKAC Strategic Income
 VKAC U.S. Government
 VKAC U.S. Government Trust for Income
 MS Worldwide High Income

Tax Exempt Income
 VKAC California Insured Tax Free
 VKAC Florida Insured Tax Free Income
 VKAC High Yield Municipal
 VKAC Insured Tax Free Income
 VKAC Intermediate Term
      Municipal Income
 VKAC Municipal Income
 VKAC New York Tax Free Income
 VKAC Pennsylvania Tax Free Income
 VKAC Tax Free High Income

Capital Preservation
 VKAC Prime Rate Income Trust
 VKAC Reserve
 VKAC Senior Floating Rate
 VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at www.vkac.com - to view prospectuses, select
     Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting www.vkac.com and selecting Investors' Place

         Van Kampen American Capital U.S. Government Trust for Income


Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
President
Ronald A. Nyberg*
Vice President and Secretary
Edward C. Wood, III*
Vice President and Chief Financial Officer
Curtis W. Morell*
Vice President and Chief Accounting Officer
John L. Sullivan*
Treasurer
Tanya M. Loden*
Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 E. Randolph Drive
Chicago, IL 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen American Capital Distributors, Inc.                   Bulk Rate
One Parkview Plaza                                              U.S. Postage
Oakbrook Terrace, Illinois 60181                                    PAID
                                                                 VAN KAMPEN
                                                              AMERICAN CAPITAL